Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-12586, 333-13786, 333-14142, 333-83914, 333-104070, 333-121229, 333-138717 and 333-148316) of Alvarion Ltd. of our reports dated April 2, 2008, with respect to the consolidated financial statements of Alvarion Ltd. and the effectiveness of internal control over financial reporting of Alvarion Ltd. included in this annual report on Form 20-F for the year ended December 31, 2007.

/s/ KOST, FORER GABBAY & KASIERER
Tel-Aviv, Israel	A Member of Ernst & Young Global

April 2, 2008